Trade payables	6 Months Ended
Jun. 30, 2026
Trade payables.
Trade payables

20.Trade payables

	As at
	June 30,	December 31,
(in EUR 000)	2026	2025
Payables	5,915	5,168
Invoices to be received	6,723	8,559
Total Trade payables	12,638	13,727

The decrease in total trade payables of €1.1 million as at June 30, 2026 is due to a decrease in invoices to be received of €1.8 million which is partly compensated by an increase in trade payables of €0.7 million.